U.S. PATENT & TRADEMARK OFFICE

Word Mark		GOLFGEAR

Owner Name		(Registrant) Gear Fit Golf, Inc. d.b.a. Golf
Gear International

Owner Address	5481-A Commercial Drive, Huntington Beach,
California 92649

Attorney of Record	William W. Haefliger

Serial Number	75-454956

Registration
Number		2244626

Filing Date		03/23/1998

Registration Date	05/11/1999

Design Search Code	26.01.21; 26.11.03- 26.11.21; 27.03.01

Mark Drawing	(3) Design plus words, letters, and/or numbers

Code
Disclaimer		NO CLAIM IS MADE TO THE EXCLUSIVE RIGHT TO
USE "GOLFGEAR" APART FROM THE MARK AS SHOWN

Register		Principal

Other Registration
Info.			1799489

Published for
Opposition 		02/16/1999

Type of Mark		Trademark

International Class	028

Goods and Services	golf clubs and golf bags; date of first use:
1989.06.03; date of first use in commerce: 1989.06.20

U.S. PATENT & TRADEMARK OFFICE

Word Mark		GOLFGEAR INTERNATIONAL

Owner Name		(Registrant) Gear Fit Golf, Inc, a.k.a. Golf
Gear International

Owner Address	5445 Oceanus Avenue, Suite 115 Huntington Beach ,
California 92649

Attorney of Record	William W. Haefliger

Serial Number	74-259598

Registration
Number		1799489

Filing Date		03/27/1992

Registration Date	10/19/1993

Design Search
Code			26.01.21: 26.11.03

Mark Drawing	(3) Design plus words, letters, and/or numbers

Code
Disclaimer	NO CLAIM IS MADE TO THE EXCLUSIVE RIGHT TO USE
"GOLF GEAR INTERNATIONAL" APART FROM THE MARK AS SHOWN

Register		Principal

Other Registration
Info.			1641799

Published for
Opposition		07/27/1993

Type of Mark		Trademark

International Class	028

Goods and Services	golf clubs, golf balls and golf bags; date of
first use: 1989.12.04; date of first use in commerce: 1989.12.04

U.S. PATENT & TRADEMARK OFFICE

Word Mark		KAHUNA

Owner Name		(Registrant) Gear Fit Golf, Inc.

Owner Address	5445 Oceanus Avenue, Suite 115, Huntington Beach,
California 92649

Attorney of Record	William W. Haefliger

Serial Number	74-237407

Registration
Number		1773758

Filing Date		01/13/1992

Registration Date	05/25/1992

Mark Drawing	(5) words, letters, and/or numbers in stylized
form

Register		Principal

Published for		06/23/1992
Opposition

Type of Mark		Trademark

International Class	028

Goods and Services	golf clubs; date of first use: 1990.01.00;
date of first use in commerce: 1990.02.00

U.S. PATENT & TRADEMARK OFFICE

Word Mark		REVERS A CORD

Pseudo Mark		reversible cord

Owner Name		(Registrant) Gear Fit Golf, Inc.

Owner Address	5481 A. Commercial Drive Huntington Beach,
California 92649

Attorney of Record	William W. Haefliger

Serial Number	74-131767

Registration
Number		1737705

Filing Date		01/22/1991

Registration Date	12/01/1992

Mark Drawing	(1) typed drawing

Register		Principal

Published for
Opposition		10/01/1991

Type of Mark		Trademark

International Class	028

Goods and Services	hand grips for golf clubs; ate of first use:
1990.03.00; date of first use in commerce: 1990.03.00

U.S. PATENT & TRADEMARK OFFICE

Word Mark	CREATORS OF THE ORIGINAL FORGED FACE METAL WOOD

Owner Name	(Registrant) GolfGear International, Inc.

Owner Address	5481 A. Commercial Drive, Huntington Beach,
California 92649

Attorney of Record	William W. Haefliger

Serial Number	74-075496

Registration
Number		1709575

Filing Date		07/05/1990

Registration Date	08/18/1992

Mark Drawing	(1) typed drawing

Register	`	Supplemental

Type of Mark		Trademark

Amended
Supplemental
Registration		05/19/1992

International Class	028

Goods and Services	golf clubs, golf balls and golf bags; date of
first use: 1990.01.10; date of first use in commerce: 1990.01.26

U.S. PATENT & TRADEMARK OFFICE

Word Mark		TSUNAMI

Owner Name		(Applicant) Gear Fit Golf, Inc. d.b.a. Golf
Gear International

Owner Address	5481 A Commercial Drive, Huntington Beach,
California 92649

Attorney of Record	William W. Haefliger

Serial Number	75-422419

Filing Date		01/23/1998

Design Search Code	01. 15.13

Mark Drawing	(3) design plus words, letters, and/or numbers

Register		Principal

Published for
Opposition		10/13/1998

Type of Mark		Trademark

International Class	028

Goods and Services	golf clubs; date of first use: 1998.06.01;
date of first use in commerce:				1998.06.01

US PATENT & TRADEMARK OFFICE

Word Mark		AVID

Owner Name		(Applicant) Gear Fit Golf, Inc. d.b.a. Golf
Gear International

Owner Address	5481 A Commercial Drive, Huntington Beach,
California 92649

Attorney of Record	William W. Haefliger

Serial Number	75-563326

Filing Date		10/10/1998

Mark Drawing	(1) typed drawing

Register		Principal

Type of Mark		Trademark

International Class	028

Goods and Services	golf clubs; date of first use: 1990.06.01;
date of first use in commerce:				1990.06.01